ACTIVESHARES® ETF TRUST

SUPPLEMENT DATED NOVEMBER 19, 2020

TO THE SUMMARY PROSPECTUS, PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION,

EACH DATED APRIL 9, 2020, OF

CLEARBRIDGE FOCUS VALUE ETF (THE “FUND”)

The following disclosure replaces and supersedes the corresponding information included in the two paragraphs in the “Management” section of the Fund’s Summary Prospectus and Prospectus, in the last two paragraphs in the “More on fund management” section of the Fund’s Prospectus, and in the “Investment Management and Other Service Provider Information” section of the Fund’s Statement of Additional Information:

On July 31, 2020, Franklin Resources, Inc. (“Franklin Resources”) acquired Legg Mason, Inc. (“Legg Mason”) in an all-cash transaction. As a result of the transaction, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and the subadvisers became indirect, wholly-owned subsidiaries of Franklin Resources. Under the Investment Company Act of 1940, as amended (the “1940 Act”), consummation of the transaction automatically terminated the subadvisory agreements that were in place for the fund prior to the transaction. The fund’s subadvisers continue to provide uninterrupted services with respect to the fund pursuant to new subadvisory agreements that were approved by fund shareholders.

Franklin Resources, whose principal executive offices are at One Franklin Parkway, San Mateo, California 94403, is a global investment management organization operating, together with its subsidiaries, as Franklin Templeton. As of September 30, 2020, after giving effect to the transaction described above, Franklin Templeton’s asset management operations had aggregate assets under management of approximately $1.4 trillion.

Please retain this supplement for future reference.

CBAX629559